UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2019

FLUOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-16129	33-0927079
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

6700 Las Colinas Blvd. Irving, Texas	75039
(Address of principal executive offices)	(Zip Code)

(469) 398-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	FLR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           As previously reported, Mr. Bruce A. Stanski stepped down from his position as Chief Financial Officer of Fluor Corporation (the “Corporation”), effective June 1, 2019. On October 24, 2019, the Corporation entered into a Retirement and Release Agreement (the “Agreement”) with Mr. Stanski. Pursuant to the Agreement, Mr. Stanski will provide non-executive services to the Corporation through February 28, 2020 (the “Transition Period”); provided, however, that his employment will be terminated earlier if he accepts employment elsewhere during the Transition Period. Pursuant to the Agreement, he will receive a lump sum payment of $463,692 at the end of his employment and, because he had relocated to Dallas on becoming Chief Financial Officer, a payment of $75,000 to cover costs to move back to his home state. He will be eligible to receive a prorated portion of his 2019 annual incentive award for the period between January 1, 2019 and October 11, 2019, based on his target annual bonus percentage and actual achievement of performance measures, assuming a performance rating of 1.0 for the strategic portion of the award. Restricted stock units, Value Driver Incentive awards, and non-qualified stock options granted to Mr. Stanski will continue to vest in accordance with their terms; provided, however, all equity awards granted in 2019 will be forfeited if Mr. Stanski does not remain employed by the Corporation through February 26, 2020.

The Agreement provides that Mr. Stanski will make himself reasonably available to assist the Corporation in any litigation involving the Corporation. The Agreement also contains customary confidentiality covenants, a release of claims, and non-competition and non-solicitation restrictions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 28, 2019	FLUOR CORPORATION

	By:	/s/ Dawn A. Stout
Dawn A. Stout
Senior Vice President, Chief Compliance Officer and Secretary